UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 27, 2004

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

(808)544-0500
(Registrant’s telephone number, including area code)

ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2004, Central Pacific Financial Corp. issued a press release regarding its results of operations and financial condition for the year ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: January 27, 2004	/s/ Clint Arnoldus
Clint Arnoldus
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release issued January 27, 2004